Exhibit 10 aa

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

     SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 27, 2002 (this "Amendment"), among BOUNDLESS TECHNOLOGIES, INC. ("Boundless Technologies"), BOUNDLESS MANUFACTURING SERVICES, INC. ("BMS"; collectively with Boundless Technologies, the "Co-Borrowers"), BOUNDLESS ACQUISITION CORP. ("BAC") and BOUNDLESS CORPORATION ("BC" collectively, with BAC, the "Guarantors") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), SILICON VALLEY BANK and NATIONAL BANK OF CANADA (collectively, the "Banks") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as agent for the Banks (in such capacity, the "Administrative Agent").

                                    RECITALS:

     A. The Co-Borrowers, the Guarantors, the Banks and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement and Guaranty, dated as of May 25, 2000, as amended by the Amendment and Waiver to Credit Agreement, dated as of July 31, 2000 and the Second Amendment to Credit Agreement, dated as of November 7, 2000, the Third Amendment and Waiver to Credit Agreement, dated as of November 16, 2000, the Fourth Amendment to Credit Agreement, dated as of March 22, 2001, the Fifth Amendment and Waiver to Credit Agreement, dated as of April 17, 2001, and the Sixth Amendment and Waiver to Credit Agreement, dated as of June 27, 2001 (as same may be further amended, restated, supplemented and otherwise modified, from time to time, "Credit Agreement").

     B. The Co-Borrowers have requested that the Banks amend certain provisions of the Credit Agreement. The Banks have agreed to such amendments subject to the terms and conditions of this Amendment.

     C. Any capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

     The amendments set forth in this Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

     Section 1.1. Section 1.01 of the Credit Agreement is hereby amended to add the following new defined term in its appropriate alphabetical order:

     "Seventh Amendment" shall mean the Seventh Amendment to Credit Agreement, dated as of March 27, 2002, by and among the Co-Borrowers, the Guarantors, the Administrative Agent and the Banks.

     Section 1.2. The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to provide as follows:

     "Bank Commitment" shall mean, with respect to each Bank, the obligation of such Bank to make Loans to the Revolving Credit Borrowers and the Term Loan Borrower and to acquire participations in Letters of Credit in an aggregate amount not to exceed the amount set forth opposite such Bank's name on the signature pages of the Seventh Amendment under the caption "Bank Commitment", as such amounts may be adjusted in accordance with the terms of this Agreement.

     "Revolving Credit Facility" means Six Million Five Hundred Thousand Dollars ($6,500,000).

     Section 1.3. Section 9.08(4) of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

     "(4) Weekly Inventory Statements. As soon as available and in any event within three Banking Days after the end of each week, a report in form and substance satisfactory to the Administrative Agent and the Banks indicating monthly aged inventory levels as to each Co-Borrower (both in-house and in-transit), imputed inventory, inventory purchased on open account, monthly open orders and gross profit and shipping levels relative to the prior year.

                                   ARTICLE 2.
                           CONDITIONS TO EFFECTIVENESS

     Section 2.1. Conditions to Effectiveness. The amendments to the Credit Agreement described herein are subject to receipt by the Administrative Agent of the following items, each in form and substance satisfactory to the Banks:

     (a)  this Amendment, duly executed by each Co-Borrower and each Guarantor;

     (b) a certificate of a duly authorized officer of the Co-Borrowers, substantially in the form of Exhibit 1 attached hereto;

     (c) such other documents, instruments, approvals, opinions and evidence as the Administrative Agent and the Banks may reasonably require.


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

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

     Each Co-Borrower and each Guarantor hereby represents and warrants to the Banks that:

     Section 3.1. Except as set forth on Schedule 1 attached hereto, each of the representations and warranties set forth in Article VIII of the Credit Agreement is true as of the date hereof with respect to the Co-Borrower and, to the extent applicable, each Guarantor and each of their respective Subsidiaries and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks and the Administrative Agent to enter into this Amendment, each Co-Borrower hereby covenants, represents and warrants to the Banks that since December 31, 2000 there has been no material adverse change in the business, operations, properties or financial condition of any Co-Borrower, any Guarantor or any of their respective Subsidiaries.

     Section 3.2. To induce the Banks and the Administrative Agent to enter into this Amendment and to continue to make advances to the Co-Borrowers pursuant to the Credit Agreement, as amended hereby, the Co-Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default other than those Defaults and Events of Default described on Schedule 3 hereof, and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Co-Borrowers arising out of or with respect to any of the obligations of the Co-Borrowers and the Guarantors under the Credit Agreement.

     Section 3.3. Each Co-Borrower and each Guarantor has the corporate power and authority to enter into, perform and deliver this Amendment and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

     Section 3.4. This Amendment and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Co-Borrowers and the Guarantors in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Co-Borrowers and the Guarantors, each of which is and shall be enforceable against Co-Borrowers and the Guarantors, as applicable, in accordance with their respective terms.


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

     Section 3.5. No representation, warranty or statement by the Co-Borrowers and the Guarantors contained herein or in any other document to be furnished by the Co-Borrowers and the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

     Section 3.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

                                   ARTICLE 4.
                                  MISCELLANEOUS

     Section 4.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing (either original or via facsimile) any such counterpart.

     Section 4.2. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

     Section 4.3. The execution and delivery of this Amendment by the Banks shall not be deemed to be a waiver of any Default or Event of Default that has occurred or that may hereafter arise pursuant to the terms fo the Credit Agreement and the parties hereto agree that the Banks retain all of their rights and remedies under the Credit Agreement with respect to any Default or Event of Default, whether now existing or hereafter arising.

[next page is signature page]

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                          BOUNDLESS TECHNOLOGIES, INC.


                                          By:__________________________________
                                          Name: Joseph Gardner
                                          Title:   Vice President

                                          BOUNDLESS MANUFACTURING SERVICES, INC.


                                          By:__________________________________
                                          Name: Joseph Gardner
                                          Title:   Vice President

                                          BOUNDLESS ACQUISITION CORP.


                                          By:__________________________________
                                          Name: Joseph Gardner
                                          Title:   Vice President

                                          BOUNDLESS CORPORATION


                                          By:__________________________________
                                          Name: Joseph Gardner
                                          Title:   Vice President

Bank Commitment:                          JPMORGAN CHASE BANK,
                                          as a Bank and as Administrative Agent

Revolving Credit Loans: $2,600,000
Original Term Loan: n/a
                                          By:__________________________________
                                          Name:
                                          Title:


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

Bank Commitment:                        SILICON VALLEY BANK, as a Bank

Revolving Credit Loans: $2,600,000
Original Term Loan: n/a


                                        By:_____________________________________
                                        Name: Sheila Colson
                                        Title:   Vice President

Bank Commitment:                        NATIONAL BANK OF CANADA, as a Bank

Revolving Credit Loans: $1,300,000      By: PNC Bank, National Association, its
Original Term Loan: n/a                     Attorney-in-Fact

                                            By:_________________________________
                                            Name:
                                            Title:


                                            By:________________________________
                                            Name:
                                            Title:


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

                                   Schedule 1

                  JPMORGAN CHASE BANK, as Administrative Agent
                           1166 Avenue of the Americas
                            New York, New York 10036

                                                                  March 27, 2002

VIA FACSIMILE
and OVERNIGHT MAIL
Boundless Technologies, Inc.
Boundless Manufacturing Services, Inc.
Boundless Acquisition Corp.
Boundless Corporation
100 Marcus Boulevard
Hauppauge, New York 11788

Attention: Joseph Gardner
           Vice President

     Re: Second Amended and Restated Credit Agreement, dated as of May 25, 2000, by and among Boundless Technologies, Inc. and Boundless Manufacturing Services, Inc. (collectively, the "Co-Borrowers"), Boundless Acquisition Corp. and Boundless Corporation (collectively, the "Guarantors"), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), Silicon Valley Bank and National Bank of Canada (collectively, the "Banks") and JPMorgan Chase Bank, as Administrative Agent for the Banks (as amended, the "Credit Agreement")

Gentlemen:

     Simultaneously herewith, the Administrative Agent, on behalf of the Lenders, is delivering to the Co-Borrowers and the Guarantors a Seventh Amendment to the Credit Agreement, which evidences certain changes to the Credit Agreement (the "Amendment").

     In addition, there exists certain Events of Default under the Credit Agreement arising from (a) the Co-Borrowers' and the Guarantors' failure to comply with Section 11.01(a) (Minimum Earnings Before Interest, Taxes, Depreciation and Amortization) and Section 11.02 (Minimum Net Income), each for the period ended December 31, 2001, and (b) the Co-Borrower's failure to repay the Overadvance (as permitted pursuant to Section 2.01 of the Credit Agreement) by March 27, 2002 as provided in that certain Reservation of Rights Letter dated February 25, 2002 addressed to the Co-Borrowers and the Guarantors by the Administrative


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

Agent on behalf of the Banks (collectively, the "Existing
Defaults").

     The Administrative Agent, on behalf of the Banks, hereby informs you that the Overadvance must be repaid by the Co-Borrowers in order to provide that the outstanding principal amount of the Overadvance shall not exceed (a) $500,000 by 5:00 p.m. on April 5, 2002 and (b) $400,000 by 5:00 p.m. on April 12, 2002.

     In addition, we note that requests for additional Loans are subject to the conditions set forth in Section 7.02 of the Credit Agreement, which section requires among other items that no Default or Event of Default shall have occurred and be continuing on the date that any extension of credit is made. Accordingly, unless the Existing Defaults have been waived by Required Lenders, in their sole discretion, you are hereby advised that the Banks and Chase may, but shall not be obligated to, entertain additional requests for Loans or for the issuance, amendment, renewal or extension of Letters of Credit as provided in the Credit Agreement; provided that the making of any such Loan and/or the issuance, amendment, renewal or extension of a Letter of Credit during this period shall not be deemed a waiver of any Default or Event of Default then existing, nor shall any such funding require the Banks and Chase to make any future Loan and/or issue, amend, renew or extend a Letter of Credit at any other time.

     The Administrative Agent and the Banks hereby expressly reserve all rights and remedies arising from the Existing Defaults and from any other Default or Event of Default that may have occurred and be continuing, or may in the future occur, under the Credit Agreement or any other Loan Document, whether at law or in equity, including, without limitation, the right to terminate the Commitments. Neither the making of an additional Loans and/or the issuance, amendment, renewal or extension of a Letter of Credit, nor the failure or delay on the part of the Banks or the Administrative Agent in exercising any of the rights and remedies with respect to any Event of Default shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right or remedy.

     The agreements of the Banks as evidenced by this Letter shall not be effective unless the Co-borrowers and the Guarantors shall have duly executed this Amendment.

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                                    JPMORGAN CHASE BANK, as Administrative Agent on behalf of the Banks


                                    By: __________________________
                                    Title:         Vice President


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

cc:    Silicon Valley Bank
       9020 Capital of Texas Highway, North
       Building One, Suite 350
       Austin, Texas 78759
       Attn: Sheila Colson, Vice President

       National Bank of Canada
       c/o PNC Business Credit Corp.
       70 East 55th Street
       21st Floor
       New York, New York 10022
       Attn: Wing Louie, Vice President


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